UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2006

ST. BERNARD SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science

San Diego, CA 92128

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2006, St. Bernard Software, Inc., a Delaware corporation (“St. Bernard”), entered into a Separation Agreement and Release (“Separation Agreement”) with John E. Jones, in connection with his retirement as St. Bernard’s Chief Executive Officer and a member of its Board of Directors (the “Board”). Pursuant to the terms of the Separation Agreement, Mr. Jones is entitled to severance payments totaling $255,109.60 payable in monthly installments through February 28, 2007 with the remaining balance due March 14, 2007. The severance payments are equivalent to twelve (12) months of Mr. Jones’ base salary, an automobile allowance and COBRA premiums.

The full text of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02	Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers.

On November 1, 2006, the Board accepted the resignation of Mr. Jones from his positions as Chief Executive Officer and a director of St. Bernard. Mr. Jones’ resignation became effective upon his execution of the Separation Agreement, and the terms of that agreement, discussed in Item 1.01 above, are incorporated by reference into this Item 5.02.

Also on November 1, 2006, and in connection with Mr. Jones’ resignation, the Board approved the appointment of Vince Rossi to the position of Chief Executive Officer and as a director of St. Bernard, effective upon Mr. Jones’ resignation. Mr. Rossi, who has served as President and Chief Operating Officer of St. Bernard since July 2006, will continue in his existing positions in addition to his new duties as Chief Executive Officer and a director of St. Bernard. Mr. Rossi has more than 20 years of business and technology management experience, most recently holding the position of Senior Vice President of Product Management and Marketing for McAfee, Inc. from 2003 to 2006. He was formerly Executive Vice President of Entercept Security Technologies from 2000 to 2003, when Entercept was acquired by McAfee. Prior to Entercept, Mr. Rossi held several management positions at a variety of technology companies including Apple Computer, KidSoft Inc., and Future Vision Multimedia. Mr. Rossi is a graduate of California Polytechnic University and holds a Bachelor of Science degree in metallurgical engineering and material science.

A copy of the press release announcing Mr. Rossi’s appointment as Chief Executive Officer and a director of St. Bernard is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and Release between St. Bernard and John E. Jones executed November 3, 2006.

99.1	Press Release dated November 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Dated: November 6, 2006	By:	/s/ Alfred Riedler
Alfred Riedler
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement and Release between St. Bernard and John E. Jones executed November 3, 2006.

99.1	Press Release dated November 2, 2006.